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                                                                   EXHIBIT 23.12


                          CONSENT TO BE IDENTIFIED AS A
                                PROPOSED DIRECTOR



         I, Herman D. Regan, Jr., hereby consent to being identified as a proposed director of Kentucky First Bancorp (the "Company") in the Company's prospectus to be included in the Company's Registration Statement on Form S-1.




                                                By: /s/ Herman D. Regan, Jr.
                                                    ------------------------




Dated: September 7, 2004